S000037309 [Member] Investment Strategy - Nuveen Global Dividend Growth Fund	Jul. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The minimum portion of the Fund’s net assets invested in non-U.S. securities floats based on the portion of the Fund’s benchmark (the MSCI World Index) that is composed of non-U.S. securities. Under normal market conditions, the minimum portion of the Fund’s net assets (plus the amount of any borrowings for investment purposes) invested in non-U.S. securities will be 80% of the MSCI World Index’s non-U.S. assets, calculated on a daily basis. During periods of unfavorable market conditions, the minimum portion of the Fund’s net assets invested in non-U.S. securities will be reduced to 50% of the MSCI World Index’s non-U.S. assets. The Fund will invest in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.
The Fund’s sub-adviser is focused on bottom-up fundamental analysis to identify what it believes to be the highest quality companies that meet the Fund’s investment criteria. When selecting companies, the sub-adviser evaluates certain factors, including a sound business model, strong overall financial position, earnings growth, return on equity, quality of management, potential for dividend growth, market valuation, the commitment to return cash to shareholders, and individual country factors, including macroeconomic and political risk factors.